PALATIN TECHNOLOGIES, INC. 8-K

EXHIBIT 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of July 2, 2012, between Palatin Technologies, Inc., a Delaware corporation (the “Company”), and each of the purchasers signatory hereto (each such purchaser, a “Purchaser” and, collectively, the “Purchasers”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof, between the Company and each Purchaser (the “Purchase Agreement”).

The Company and each Purchaser hereby agrees as follows:

1.	Definitions.

Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Additional Registration Statement” means the Registration Statement filed pursuant to this Agreement covering the resale of all Registrable Securities not included in all Registration Statements previously declared effective as a result of a limitation on the maximum number of shares of Common Stock of the Company permitted to be registered by the staff of the Commission pursuant to Rule 415.

“Advice” shall have the meaning set forth in Section 7(c).

This “Agreement” shall have the meaning set forth in the preamble of this Agreement.

“Company” shall have the meaning set forth in the preamble of this Agreement.

“Demand Date” shall have the meaning set forth in Section 2.

“Demand Registrable Securities” means as of any date of determination, to the extent not then covered by and salable pursuant to an effective Registration Statement, (a) all Shares, (b) all shares of Common Stock issuable upon exercise of the Series A Warrants, without regard to any limitations on exercise of the Series A Warrants, (c) all shares of Common Stock issuable upon exercise of the Series B Warrants, without regard to any limitations on exercise of the Series B Warrants, and (d) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

1

“Demand Registration Statement” means the Registration Statement filed pursuant to this Agreement covering the Demand Registrable Securities.

“Effectiveness Date” means (i) with respect to the Initial Registration Statement required to be filed hereunder, the 145th calendar day following the date hereof, (ii) with respect to the Subsequent Registration Statement required to be filed hereunder, the 60th calendar day following the earlier of (x) the date the Company filed the Subsequent Registration Statement and (y) the date the Company is required to have filed the Subsequent Registration Statement and (iii) with respect to any Additional Registration Statement required to be filed hereunder, the 90th calendar day following the earlier of (x) the date on which such Registration Statement is filed and (y) the date on which such Registration Statement is required to have been filed; provided, however, that in the event the Company is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth (5th) Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above.

“Effectiveness Failure” shall have the meaning set forth in Section 3(m).

“Effectiveness Period” shall have the meaning set forth in Section 2.

“Filing Date” means (i) with respect to the Initial Registration Statement required hereunder, the 60th calendar day following the date hereof, (ii) with respect to the Subsequent Registration Statement required to be filed hereunder, the 60th calendar days following the Authorized Shares Increase Date (as defined in the Series B Warrants), (iii) with respect to the Demand Registration Statement required to be filed hereunder, the 60th calendar days following the Demand Date and (iv) with respect to any Additional Registration Statement, the later of (x) the date 60 days after the date substantially all of the Registrable Securities registered under the immediately preceding Registration Statement are sold and (y) the date 6 months from the immediately preceding Registration Statement has been declared effective.

“Filing Failure” shall have the meaning set forth in Section 3(m).

“Financial Advisors Shares” shall have the meaning set forth in Section 3(t).

“Grace Period” shall have the meaning set forth in Section 3(j).

2

“Holder” or “Holders” means any Purchaser or Purchasers, and their permitted successors and assigns, that is or are a holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Initial Registrable Securities” means, as of any date of determination, (I) (a) all Shares, (b) all shares of Common Stock issuable upon exercise of the Series A Warrants, without regard to any limitations on exercise of the Series A Warrants and (c) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing or (II) such other amount as may be required by the staff of the Commission pursuant to Rule 415 with any cutback applied pro rata to all Holders and with each Holder entitled to elect the portion of its Shares and/or Series A Warrant Shares that are to be cut back; provided, however, that any such Initial Registrable Securities shall cease to be Initial Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto other than as set forth below) as soon as (a) a Registration Statement with respect to the sale of all Initial Registrable Securities is declared effective by the Commission under the Securities Act and all such Initial Registrable Securities have been disposed of by the Holders in accordance with such effective Registration Statement, (b) such Initial Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale without volume or manner-of-sale restrictions pursuant to Rule 144 and without current public information pursuant to Rule 144(c)(1). For the avoidance of doubt, the fact that Initial Registrable Securities may at times cease to be Initial Registrable Securities does not prevent them from again becoming Initial Registrable Securities in the future.

“Initial Registration Statement” means the Registration Statement filed pursuant to this Agreement covering the Initial Registrable Securities.

“Losses” shall have the meaning set forth in Section 5(a).

“Maintenance Failure” shall have the meaning set forth in Section 3(m).

“Plan of Distribution” shall have the meaning set forth in Section 2.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the

3

Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchaser(s)” shall have the meaning ascribed to such term in the preamble of this Agreement.

“Purchase Agreement” shall have the meaning ascribed to such term in the preamble of this Agreement.

“Registrable Securities” means the Initial Registrable Securities, the Demand Registrable Securities and the Subsequent Registrable Securities.

“Registration Delay Payment” shall have the meaning set forth in Section 3(m).

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2, including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“Rule 144” shall have the meaning set forth in Section 6.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Selling Stockholder Questionnaire” shall have the meaning set forth in Section 3(a).

“Subsequent Registrable Securities” means, as of any date of determination, (I) (a) all shares of Common Stock issuable upon exercise of the Series B Warrants, without regard to any limitations on exercise of the Series B Warrants, (b) to the extent not covered by an effective Registration Statement, the Initial Registrable Securities and (c) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing or (II) such other amount as may be required by the

4

staff of the Commission pursuant to Rule 415 with any cutback applied pro rata to all Holders and with each Holder entitled to elect the portion of its Series B Warrant Shares that are to be cut back; provided, however, that any such Subsequent Registrable Securities shall cease to be Subsequent Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto other than as set forth below) as soon as (a) a Registration Statement with respect to the sale of all Subsequent Registrable Securities is declared effective by the Commission under the Securities Act and all such Subsequent Registrable Securities have been disposed of by the Holders in accordance with such effective Registration Statement, (b) such Subsequent Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement to satisfy the current public information requirements of to Rule 144(c)(1). For the avoidance of doubt, the fact that Subsequent Registrable Securities may at times cease to be Subsequent Registrable Securities does not prevent them from again becoming Subsequent Registrable Securities in the future.

“Subsequent Registration Statement” means the Registration Statement filed pursuant to this Agreement covering the Subsequent Registrable Securities.

2.            Shelf Registration. On or prior to the applicable Filing Date, the Company shall prepare and file with the Commission an Initial Registration Statement covering the resale of all Initial Registrable Securities (determined without regard to clause (II) thereof) on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. On or prior to the applicable Filing Date, the Company shall prepare and file with the Commission a Subsequent Registration Statement covering the resale of all Subsequent Registrable Securities (determined without regard to clause (II) thereof) on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. Any Holder that becomes an Affiliate of the Company may at any time and from time to time request in writing (the date of such request, the “Demand Date”) that the Company prepare and file on or prior to the applicable Filing Date with the Commission a Demand Registration Statement covering the resale of all Demand Registrable Securities (determined without regard to clause (II) thereof) on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. On or prior to the applicable Filing Date, the Company shall prepare and file with the Commission one or more Additional Registration Statement(s) covering the resale of all Registrable Securities not included in all Registration Statements previously declared effective as a result of a limitation on the maximum number of shares of Common Stock of the Company permitted to be registered by the staff of the Commission pursuant to Rule 415, on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. Each Registration Statement filed hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on Form S-1 or on another appropriate form in accordance

5

herewith and the Company shall undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall use reasonable best efforts to maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission). Each Registration Statement shall contain (unless otherwise directed by Holders of at least a majority of Registrable Securities) substantially the “Plan of Distribution” attached hereto as Annex A, with which each Holder agrees to comply when selling Registrable Securities pursuant to a Registration Statement. Subject to the terms of this Agreement, the Company shall use its reasonable best efforts to cause a Registration Statement filed hereunder to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the applicable Effectiveness Date, and shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement (i) have been sold thereunder or pursuant to Rule 144, or (ii) (A) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and (B) may be sold without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1) (the “Effectiveness Period”). The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 p.m. New York City time on a Trading Day. The Company shall promptly notify the Holders via facsimile or by e-mail of the effectiveness of a Registration Statement on the same Trading Day that the Company confirms effectiveness with the Commission, which shall be the date requested for effectiveness of such Registration Statement. The Company shall, by 9:30 a.m. New York City time on the Trading Day after the effective date of such Registration Statement, file a final Prospectus with the Commission as required by Rule 424.

3.            Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)               Not less than three (3) Trading Days prior to the filing of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto, the Company shall (i) furnish to each Holder copies of all such documents proposed to be filed (and, promptly upon request of such Holder, copies of documents to be incorporated or deemed to be incorporated by reference therein), and (ii) cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not (i) file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith and (ii) submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the

6

prior approval of Holders of a majority of Registrable Securities, which consent shall not be unreasonably withheld or delayed, provided that, the Company is notified of such objection in writing no later than five (5) Trading Days after the Holders have been so furnished copies of a Registration Statement or two (2) Trading Days after the Holders have been so furnished copies of any related Prospectus or amendments or supplements thereto. As a condition to having the Holder’s Registration Securities included in a Registration Statement, each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex B (a “Selling Stockholder Questionnaire”) on a date that is the earlier of two (2) Trading Days prior to the Filing Date or the second (2nd) Trading Day following the date on which such Holder receives draft materials in accordance with this Section.

(b)            (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such other Registration Statements, if necessary, in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and provide as promptly as reasonably possible to the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that, the Company shall excise any information contained therein which would constitute material non-public information), and (iv) comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-Q, Form 10-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

7

(c)            Notify the Holders of Registrable Securities to be sold as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one (1) Trading Day prior to such filing) (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus, provided that, any and all of such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law or judicial process; provided, further, that notwithstanding each Holder’s agreement to keep such information confidential, the Company and each such Holder makes no acknowledgement that any such information is material, non-public information.

(d)            Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e)            Furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all

8

exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished.

(f)            Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(c)(iii) through (vi).

(g)            The Company shall cooperate with any broker-dealer through which a Holder proposes to resell its Registrable Securities in effecting a filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110, as requested by any such Holder.

(h)            Prior to any resale of Registrable Securities by a Holder, use its reasonable best efforts to cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of all applicable jurisdictions within the United States, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that, the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(i)            If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request.

(j)            Upon the occurrence of any event contemplated by Section 3(c)(iii) through (vi), as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference,

9

and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable and shall notify the Holders in writing of the date on which the Grace Period ends. The Company shall be entitled to exercise its right under this Section 3(j) to suspend the availability of a Registration Statement and Prospectus for a period or periods (each, a “Grace Period”) not to exceed forty-five (45) calendar days (which need not be consecutive days) in any 12-month period and any such Grace Period shall not exceed an aggregate of twenty (20) consecutive days and the first day of any such period must be at least five (5) days after the last day of any such prior Grace Period. For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Holders receive the notice referred to in Section 3(c)(iii) through (vi) and shall end on and include the later of the date the Holders receive the notice referred to in this Section 3(j) and the date referred to in such notice. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of a Holder in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which a Holder has entered into a contract for sale, prior to the Holder’s receipt of the notice of a Grace Period and for which the Holder has not yet settled.

(k)            Comply with all applicable rules and regulations of the Commission.

(l)            The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock and other securities beneficially owned by such Holder and the natural persons thereof that have voting and dispositive control over the shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within two (2) Trading Days of the Company’s request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled until such information is delivered to the Company.

(m)            If (i) the Initial Registration Statement when declared effective fails to register all of the Initial Registrable Securities (subject to the maximum number of shares of Common Stock of the Company permitted to be registered by the staff of the Commission pursuant to Rule 415), (ii) a Registration Statement covering all of the Registrable Securities (determined without regard to clause (II)

10

of the definition of Initial Registrable Securities or Subsequent Registrable Securities) required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the Commission on or before the applicable Filing Date (a “Filing Failure”) or (B) not declared effective by the Commission on or before the applicable Effectiveness Date (subject to the maximum number of shares of Common Stock of the Company permitted to be registered by the staff of the Commission pursuant to Rule 415), (an “Effectiveness Failure”) or (iii) on any day after the date a Registration Statement has been declared effective sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during a Grace Period pursuant to such Registration Statement or otherwise) (including, without limitation, because of the suspension of trading or any other limitation imposed by the Trading Market, a failure to keep such Registration Statement effective, a failure to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, a failure to register a sufficient number of shares of Common Stock or a failure to maintain the listing of the Common Stock) (a “Maintenance Failure”) then, as partial relief for the damages to any Holder by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity, including, without limitation, specific performance), (A) the Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to one percent (1.0%) of the aggregate purchase price paid by such Holders pursuant to the terms of the Securities Purchase Agreement of such Holder’s Registrable Securities required to be included in such Registration Statement on each of the following dates: (i) the day of a Filing Failure; (ii) the day of an Effectiveness Failure; (iii) the initial day of a Maintenance Failure; (iv) on the thirtieth (30th) day after the date of a Filing Failure and every thirtieth (30th) day thereafter (pro rated for periods totaling less than thirty (30) days) until such Filing Failure is cured; (v) on the thirtieth (30th) day after the date of an Effectiveness Failure and every thirtieth (30th) day thereafter (pro rated for periods totaling less than thirty (30) days) until such Effectiveness Failure is cured; and (vi) on the thirtieth (30th) day after the date of a Maintenance Failure and every thirtieth (30th) day thereafter (pro rated for periods totaling less than thirty (30) days) until such Maintenance Failure is cured. The payments to which a holder shall be entitled pursuant to this Section 3(m) are referred to herein as “Registration Delay Payments.” Registration Delay Payments shall be paid on the earlier of (I) the dates set forth above and (II) the third (3rd) Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of one and one-half percent (1.5%) per month (prorated for partial months) until paid in full.

11

(n)            The Company shall hold in confidence and not make any disclosure of information concerning a Holder provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Holder and allow such Holder, at the Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(o)            If reasonably requested by a Holder, the Company shall as soon as practicable (i) incorporate in a prospectus supplement or post-effective amendment such information as a Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by a Holder holding any Registrable Securities.

(p)            The Company shall use its reasonable best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(q)            The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered by the earning statement referenced immediately hereafter, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the date the applicable Registration Statement is declared effective.

(r)            Within two (2) Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation in writing that such Registration Statement has been declared effective by the Commission.

12

(s)            Neither the Company nor any Subsidiary or Affiliate thereof shall identify any Holder as an underwriter in any public disclosure or filing with the Commission or any Trading Market and any Holder being deemed an underwriter by the Commission shall not relieve the Company of any obligations it has under this Agreement or any other Transaction Document; provided, however, that the foregoing shall not prohibit the Company from including the disclosure found in the “Plan of Distribution” section attached hereto as Annex A in the Registration Statement.

(t)            The Company shall not file any other registration statements until, or grant registration rights to any Person that can be exercised prior to, the date that is the later to occur of (I) the date (i) all Shares, (ii) all shares of Common Stock issuable upon exercise of the Series A Warrants (without regard to any limitations on exercise of the Series A Warrants) and (iii) all shares of Common Stock issuable upon exercise of any outstanding Series B Warrants (without regard to any limitations on exercise of the Series B Warrants) either are registered pursuant to a Registration Statement that is declared effective and is effective by the Commission or may be sold without any restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) and (II) the Authorized Shares Increase Date (as defined in the Series B Warrants) or the date that no Series B Warrants are outstanding, provided that this Section 3(t) shall not prohibit the Company from filing amendments (pre-effective and post-effective) to registration statements filed prior to the date of this Agreement; provided that no such amendment shall increase the number of securities registered on a registration statement. Notwithstanding the provisions of this Section 3(t) to the contrary, the Company shall be permitted to file a registration statement registering up to 350,000 shares of Common Stock (as adjusted for any stock split, stock dividend, stock combination, reclassification or other similar transaction after the Subscription Date) issuable upon exercise of those certain warrants issued to Noble International Investments, Inc. on November 9, 2011 and to Chardan Capital Markets, LLC on January 24, 2012 (collectively, the “Financial Advisors Shares”).

(u)            In no event shall the Company include any securities other than Registrable Securities and the Financial Advisors Shares on any Registration Statement without the prior written consent of Holders of a majority of Registrable Securities; provided, however, that in the event the Commission requires the number of shares of Common Stock included in any Registration Statement to be cut back because of Rule 415 or otherwise, before any Registrable Securities are excluded, the Financial Advisors Shares shall be first excluded on a pro rata basis until all of the Financial Advisors Shares have been excluded.

4.            Registration Expenses. All fees and expenses incident to the performance of or compliance with, this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without

13

limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, and (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

5.            Indemnification.

(a)            Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers, representatives, investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs (including, without limitation, reasonable attorneys’ fees) and expenses, amounts paid in settlement or expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus or in any final prospectus or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation

14

or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(vi), the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder and prior to the receipt by such Holder of the Advice contemplated in Section 7(c). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

(b)            Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(vi), the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder and prior to the receipt by such Holder of the Advice contemplated in Section 7(c). In no event shall the liability of any selling Holder under this Section 5(b) be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)            Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof;

15

provided, that, the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses, (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and such settlement shall not include an admission as to fault on the part of the Indemnified Party.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party; provided, that, the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is judicially determined not to be entitled to indemnification hereunder.

Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Holder pursuant to Section 7(o).

16

(d)            Contribution. If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. No Person involved in the sale of Registrable Securities, which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale, shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute pursuant to this Section 5(d), in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.            Reports Under the 1934 Act.

With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Holders to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

17

(a)            make and keep public information available, as those terms are understood and defined in Rule 144;

(b)            file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c)            furnish to each Holder so long as such Holder owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holders to sell such securities pursuant to Rule 144 without registration.

7.            Miscellaneous.

(a)            Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. Each of the Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate. The Company therefore agrees that the Holders shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

(b)            Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it, unless exempted therefrom, in connection with sales of Registrable Securities pursuant to a Registration Statement.

(c)            Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(iii) through (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

18

(d)             Piggy-Back Registrations. Without prejudice to the rights of and obligations to the Holders under Section 3(t), if, at any time when any Registrable Securities are outstanding, there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans, then the Company shall deliver to each Holder a written notice of such determination and, if within five (5) Trading Days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 7(d) that are eligible for resale pursuant to Rule 144 promulgated by the Commission pursuant to the Securities Act without any restriction or limitation and without the requirement to be in compliance with Rule 144(c)(1) or that are the subject of a then effective Registration Statement.

(e)             Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of a majority or more of the then outstanding Registrable Securities (including, for this purpose any Registrable Securities issuable upon exercise or conversion of any Security). If a Registration Statement does not register all of the Registrable Securities pursuant to a waiver or amendment done in compliance with the previous sentence, then the number of Registrable Securities to be registered for each Holder shall be reduced pro rata among all Holders and each Holder shall have the right to designate which of its Registrable Securities shall be omitted from such Registration Statement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given by such Holder or Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the first sentence of this Section 7(e).

(f)            Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(g)            Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger or

19

otherwise by operation by law) its rights or obligations hereunder without the prior written consent of all of the Holders of the then outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under Section 7(o).

(h)            No Inconsistent Agreements. The Company has not entered, as of the date hereof, nor shall the Company, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as disclosed in the SEC Reports or in any exhibit thereto, the Company has not previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

(i)            Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(j)            Governing Law. All questions concerning the governing law, construction, validity, enforcement and interpretation of this Agreement and the courts having jurisdiction over, and the proper venue for, the adjudication of any dispute hereunder, shall be determined in accordance with the provisions of the Purchase Agreement.

(k)            Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(l)             Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

20

(m)            Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(n)             Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

(o)             Assignment of Registration Rights. The rights under this Agreement shall be automatically assignable by the Holders to any transferee of all or any portion of such Holder’s Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

********************

(Signature Pages Follow)

21

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

 PALATIN TECHNOLOGIES, INC.

/s/ Stephen T. Wills
By
Name: Stephen T. Wills
Title: Executive Vice President, Chief Financial Officer and Chief Operating Officer

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

22

[SIGNATURE PAGE OF HOLDERS TO PTN RRA]

Name of Holder: QUINTESSENCE FUND L.P., by its general partner QVT Associates GP LLC

Signature of Authorized Signatory of Holder: ___/s/ Tracy Fu_______________

Name of Authorized Signatory: ______Tracy Fu____________

Title of Authorized Signatory: _______Managing Member ____

[SIGNATURE PAGES CONTINUE]

23

[SIGNATURE PAGE OF HOLDERS TO PTN RRA]

Name of Holder: QVT FUND IV LP, by its general partner QVT Associates GP LLC

Signature of Authorized Signatory of Holder: ___/s/ Tracy Fu_______________

Name of Authorized Signatory: ______Tracy Fu____________

Title of Authorized Signatory: _______Managing Member ____

[SIGNATURE PAGES CONTINUE]

24

[SIGNATURE PAGE OF HOLDERS TO PTN RRA]

Name of Holder: QVT FUND V LP, by its general partner QVT Associates GP LLC

Signature of Authorized Signatory of Holder: ___/s/ Tracy Fu_______________

Name of Authorized Signatory: ______Tracy Fu____________

Title of Authorized Signatory: _______Managing Member ____

[SIGNATURE PAGES CONTINUE]

25

Annex A

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the common stock and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock covered hereby on the principal Trading Market or any other stock exchange, market or trading facility on which the shares are traded or in private transactions from time to time directly or through one or more underwriters, broker-dealers or agents. These sales may be in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling shares:

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;
•	in the over-the-counter market;
•·	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;
•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;
•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
•	an exchange distribution in accordance with the rules of the applicable exchange;
•	privately negotiated transactions;
•	short sales;
•	in transactions through broker-dealers that agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;
•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;
•	a combination of any such methods of sale; or
•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

In connection with the sale of the common stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of the common stock short and deliver these securities to close out their short positions and to return borrowed shares in connection with such short sales, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders may pledge or grant a security interest in some or all of the warrants or shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of Selling Stockholder to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus. The Selling Stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

26

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

The Selling Stockholders have advised us that there is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, without the requirement for the Company to be in compliance with the current public information under Rule 144 under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares of Common Stock covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the common stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

Once sold under the registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

27

Annex B

PALATIN TECHNOLOGIES, INC.

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Registrable Securities”) of Palatin Technologies, Inc., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

28

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

	(a)	Full Legal Name of Selling Stockholder

	(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

	(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

 2. Address for Notices to Selling Stockholder:

_______________________________________________________________________________________________
_______________________________________________________________________________________________
_______________________________________________________________________________________________
Telephone:_____________________________________________________________________________________
Fax: __________________________________________________________________________________________
Contact Person: _________________________________________________________________________________

3. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐ No ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐ No ☐

Note:	If “yes” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

29

(c)	Are you an affiliate of a broker-dealer?

Yes ☐ No ☐

(d)	If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐ No ☐

Note:	If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4. Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement.

(a)	Type and Amount of other securities beneficially owned by the Selling Stockholder:

5. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time until the applicable Registration Statement is declared effective.

30

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date: Beneficial Owner:

Date:	Beneficial Owner:

By:
Name:
Title:

34